Investor Briefing March 2017 Forward-looking Statements: This presentation contains certain “forward-looking statements” (as such term is defined in the Securities and Exchange Act of 1934, as amended) relating to future events and the financial performance of the Company. See Statement on Forward-Looking Statements in the Appendix to this presentation. Exhibit 99.1

2 Agenda 2 •  Sotheby’s at a Glance •  Our Key Priorities •  Competitive Advantages •  1 2 3 4

3 Our Company 3 •  •  o  o  o  o  o  •  •  •  •

2016 Consolidated Sales1 (1) Represents the sum of Aggregate Auction Sales, Private Sales, and inventory sales. For the purposes of this calculation, when applicable, amounts that are associated with the sale of our inventory at auction and included in Aggregate Auction Sales are eliminated. Collectible cars are sold through RM Sotheby’s, a Company in which Sotheby’s owns a 25% stake with options to acquire more over time. 4 1

5 Our History From 1744 to 2000

6 2015 was an inflection point for the Company

7 Global auction business is highly cyclical Expansion Periods Sotheby’s and Christie’s Aggregate Sales

Historical results 8

9 Changing the paradigm: dampening volatility and tapping growth

Changing the paradigm 10 •  •  •

11 Agenda 11 •  Sotheby’s at a Glance •  Our Key Priorities •  Competitive Advantages •  1 2 3 4

12 Our four key priorities 12

13 Priority 1: Growth strategy Our growth strategy has three components 13

14 Priority 1: Growth strategy All activities radiate from our core expertise 14

15 Priority 1: Growth strategy First: Example efforts to improve the core 15

Priority 1: Growth strategy First: Financial upside in managing the core 16

17 Priority 1: Growth strategy Second: Select examples of how we are expanding the core 17

18 Priority 1: Growth strategy Third: Potential adjacencies 18

19 Priority 2: Technology critical to drive business forward 19 •  •  •  •  •  •

20 Priority 3: Build a talented team 20

21 Priority 3: Build a talented team Aligning compensation with shareholder interests 21 •  •  •  •  •

22 Priority 4: To allocate our capital more efficiently 22 •  •  •  •  •  •

23 Agenda 23 •  Sotheby’s at a Glance •  Our Key Priorities •  Competitive Advantages •  1 2 3 4

24 Our competitive advantages 24 •  •  •

25 Competitive advantages: operate in big and growing luxury categories

26 Source: TEFAF, Art as an Investment? by Melanie Gerlis. (1) Based on estimates of annual sales of fine art, decorative art, and antiques in the entire art market (both private and auction) from surveys performed by Arts Economics (TEFAF).               Competitive advantages: operate in big and growing luxury categories

Competitive advantages: operate in big and growing luxury categories Key Trends in the $65b Global Art Market Source: Credit Suisse Research Institute Global Wealth Report 2016 & 2010, Barclays research, Cap Gemini World Wealth Report, TEFAF, Knight Frank Wealth Report, Savills world research, Wealth- X and UBS World Ultra Wealth Report, UBS/PWC Billionaires Report 2016 (1)  HNWI defined as individuals with greater than $1M wealth and UHNWIs have greater than $50M 27

28 Competitive advantages: operate in big and growing luxury categories We have a big untapped ~$15-$20B opportunity in private sales

Competitive advantages: operate in big and growing luxury categories Significant opportunity in jewelry market 29

30 Competitive advantages: significant barriers to entry Stability in market position

31 Competitive advantages: significant barriers to entry It all begins with the expertise

Competitive advantages: geographic diversity   –  –    –    –  –  Source: TEFAF, ArtPrice, Euromonitor and Digital Luxury Group. 32

33 Agenda 33 •  •  •  •

34 Long term results 34 *Revenue

Recent financial results 35

Adjusted operating income* bridge 36

37 Adjusted cash flow* 37

38 2016 Sotheby’s Financial Services •  •  •  •  •  •  •  •  •

39 Stable capital structure with low leverage 39

40 Summary •  •  •  •  •  •  •  •  •  •

41 Disclaimer 41

42 Appendix 42

43 Appendix 43 •

44 Appendix 44 Year Ended December 31, Quarter Ended December 31, Adjusted Operating Expenses - Reference: Pages 35 and 36 2016 2015 2016 2015 (millions of dollars) Total expenses $ 683 $ 760 $ 217 $ 247 Subtract: Cost of inventory sales 82 111 34 39 Subtract: Cost of finance revenues 18 16 5 4 Subtract: Acquisition earn-out compensation expense 35 - 14 - Subtract: Contractual severance agreement charges (net) 7 - - - Subtract: Leadership transition severance costs - 13 - 4 Subtract: Voluntary separation incentive program charges (net) (1) 37 - 37 Subtract: CEO separation and transition costs - 4 - - Subtract: Restructuring charges (net) Leadership transition severance costs - (1) - - Adjusted Operating Expenses $ 542 $ 580 $ 164 $ 163

Appendix

Adjusted Operating Income - Reference: Pages 8, 35, and 36	Year Ended December 31, 2016	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005	2004	2003	2002	2001	2000	Quarter Ended December 31, 2016	2015
	(millions of dollars)																	(millions of dollars)	
Operating income	$ 123	$ 202	$ 226	$ 223	$ 214	$ 271	$ 274	$ 53	$ 74	$ 276	$ 197	$ 123	$ 127	$ (7)	$(61)	$ (55)	$(237)	$ 91	$ 88
Add: Costs related to previous employee retention programs		-	-	-	-	-	-	-	-	-	-	-	-	9	23	20	3	-	-
Add: Net restructuring charges	-	(1)	14	-	-	5	-	12	4	-	-	-	-	5	2	17	13	-	-
Add: Antitrust related matters	-	-	-	-	-	-	-	-	(18)	-	-	-	2	3	41	3	203	-	-
Subtract: License fee revenue - SIR[1]	-	-	-	-	-	-	-	-	-	-	-	-	46	-	-	-	-	-	-
Add: License fee agreement expenses - SIR[1]	-	-	-	-	-	-	-	-	-	-	-	-	2	-	-	-	-	-	-
Add: Impairment loss - NMP[2]	-	-	-	-	-	-	-	-	13	15	-	-	-	-	-	-	-	-	-
Subtract: Gain on sale of land and buildings	-	-	-	-	-	-	-	-	-	5	-	-	-	-	-	-	-	-	-
Add: Operating loss related to former sothebys.com business	-	-	-	-	-	-	-	-	-	-	-	-	-	2	4	16	48	-	-
Add: Special charges (net)	-	-	20		-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Add: CEO separation and transition costs	-	4	8	1	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Add: Leadership transition severance costs	-	13	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	4
Add: Voluntary separation incentive program charges (net)	(1)	37	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	37
Add: Contractual severance agreement charges (net)	7	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Add: Acquisition earn-out compensation expense	35	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	14	-
Adjusted Operating Income	$ 164	$ 255	$ 268	$ 224	$ 214	$ 276	$ 274	$ 65	$ 73	$ 286	$ 197	$ 123	$ 85	$ 12	$ 9	$ 1	$ 30	$ 105	$ 129

[1] Sotheby's International Realty

[2] Noortman Master Paintings

45

46 Appendix 46 Year Ended December 31, Quarter Ended December 31, Adjusted Income Tax Expense - Reference: Page 35 2016 2015 2016 2015 (millions of dollars) Income tax expense $ 26 $ 131 $ 22 $ 94 Add: Income tax benefit from acquisition earn-out compensation expense 14 - 5 - Add: Income tax benefit from contractual severance agreement charges (net) 2 - - - Add: Income tax benefit from leadership transition severance costs - 5 - 2 Add: Income tax benefit from voluntary separation incentive program charges (net) - 13 - 13 Add: Income tax benefit from CEO separation and transition costs - 2 - - Subtract: Income tax expense related to repatriation of pre-2014 foreign earnings - 66 - 66 Adjusted Income Tax Expense $ 42 $ 85 $ 27 $ 43 The income tax effect of each line item in the reconciliation of income tax expense to Adjusted Income Tax Expense is computed using the relevant jurisdictional tax rates for each item.

47 Appendix 47 Year Ended December 31, Quarter Ended December 31, Adjusted Net Income - Reference: Page 35 2016 2015 2016 2015 (millions of dollars) Net income (loss) attributable to Sotheby's $ 74 $ 44 $ 66 $ (11) Add: Acquisition earn-out compensation expense, net of tax of ($14), $0, ($5), and $0 21 - 8 - Add: Contractual severance agreement charges (net), net of tax of ($2), $0, $0, and $0 5 - - - Add: Leadership transition severance costs, net of tax of $0, ($5), $0, and ($2) - 8 - 2 Add: Voluntary separation incentive program charges (net), net of tax of $0, ($13), ($0), and ($13) - 24 - 24 Add: CEO separation and transition costs, net of tax of $0, ($2), $0, and $0 - 2 - - Add: Restructuring charges (net), net of tax of $0, $0, $0, and $0 - (1) - - Add: Income tax expense related to repatriation of pre-2014 foreign earnings - 66 - 66 Adjusted Net Income $ 100 $ 143 $ 74 $ 81 The income tax effect of each line item in the reconciliation of net income (loss) attributable to Sotheby's to Adjusted Net Income is computed using the relevant jurisdictional tax rates for each item.

48 Appendix 48 Year Ended December 31, Quarter Ended December 31, Adjusted Diluted Earnings Per Share - Reference: Pages 22 and 35 2016 2015 2016 2015 Diluted earnings per share $ 1.27 $ 0.63 $ 1.20 $ (0.17) Add: Acquisition earn-out compensation expense, per share 0.37 - 0.15 - Add: Contractual severance agreement charges (net), per share 0.08 - - - Add: Leadership transition severance costs, per share - 0.11 - 0.03 Add: Voluntary separation incentive program charges (net), per share (0.01) 0.34 - 0.35 Add: CEO separation and transition costs, per share - 0.04 - - Add: Restructuring charges (net), per share - (0.01) - - Add: Income tax expense related to repatriation of pre-2014 foreign earnings, per share - 0.96 - 0.98 Adjusted Diluted Earnings Per Share $ 1.71 $ 2.07 $ 1.35 $ 1.19

Appendix

Adjusted EBITDA - Reference: Pages 34, 35, and 39	Year Ended December 31,															Quarter Ended December 31,	
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005	2004	2003	2002	2016	2015
	(millions of dollars)															(millions of dollars)	
Net income (loss) attributable to Sotheby's	$ 74	$ 44	$ 118	$ 130	$ 108	$ 171	$ 161	$ (7)	$ 26	$ 213	$ 107	$ 62	$ 87	$(21)	$(55)	$ 65	$ (11)
Add: Income tax expense (benefit) related to continuing operations	26	131	76	56	51	60	65	22	21	73	60	29	35	(11)	(20)	22	95
Add: Income tax expense related to discontinued operations	-	-	-	-	-	-	-	-	-	-	-	-	15	4	3	-	-
Add: Income tax benefit related to cumulative effect of accounting change	-	-	-	-	-	-	-	-	-	-	-	(1)	-	-	-	-	-
Add: Income tax expense (benefit) related to equity in earnings of investees	-	-	1	-	-	-	1	-	1	1	1	1	-	-	-	-	-
Subtract: Interest income	1	2	2	3	1	4	2	5	8	14	6	6	3	3	3	-	1
Add: Interest expense	30	33	35	43	45	42	47	46	40	29	33	33	33	33	22	7	7
Add: Cost of finance revenues	18	16	9													5	4
Add: Depreciation and amortization expense	22	19	20	19	18	18	17	22	25	22	23	22	24	25	22	6	5
EBITDA	169	241	257	245	221	287	289	78	105	324	218	140	191	27	(31)	105	99
Add: Costs related to previous employee retention programs		-	-	-	-	-	-	-	-	-	-	-	-	9	23	-	-
Add: Net restructuring charges	-	(1)	14	-	-	5	-	12	4	-	-	-	-	5	2	-	-
Add: Antitrust related matters	-	-	-	-	-	-	-	-	(18)	-	-	-	2	3	41	-	-
Add: License fee revenue - SIR[1]	-	-	-	-	-	-	-	-	-	-	-	-	(46)	-	-	-	-
Add: License fee agreement expenses - SIR[1]	-	-	-	-	-	-	-	-	-	-	-	-	2	-	-	-	-
Add: Loss (income) from discontinued operations, pre-tax - SIR[1]	-	-	-	-	-	-	-	-	-	-	-	-	(39)	(9)	(8)	-	-
Add: Impairment loss - NMP[2]	-	-	-	-	-	-	-	-	13	15	-	-	-	-	-	-	-
Add: Life insurance recovery - NMP[2]	-	-	-	-	-	-	-	-	-	(20)	-	-	-	-	-	-	-
Add: Gain on sale of land and buildings	-	-	-	-	-	-	-	-	-	(5)	-	-	-	-	-	-	-
Add: Extinguishment of debt (net)	-	-	-	-	15	1	6	(1)	(5)	-	-	-	-	-	-	-	-
Add: Credit facility termination costs	-	-	-	-	-	-	-	-	-	-	-	3	-	-	-	-	-
Add: Cumulative effect of change in accounting principle, pre-tax	-	-	-	-	-	-	-	-	-	-	-	2	-	-	-	-	-
Add: EBITDA related to former sothebys.com business	-	-	-	-	-	-	-	-	-	-	-	-	-	2	4	-	-
Add: Special charges (net)	-	-	20		-	-	-	-	-	-	-	-	-	-	-	-	-
Add: CEO separation and transition costs	-	4	8	1	-	-	-	-	-	-	-	-	-	-	-	-	-
Add: Leadership transition severance costs	-	13	-	-	-	-	-	-	-	-	-	-	-	-	-	-	4
Add: Voluntary separation incentive program charges (net)	(1)	37	-	-	-	-	-	-	-	-	-	-	-	-	-	-	37
Add: Contractual severance agreement charges (net)	7	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Add: Acquisition earn-out compensation expense	35	-	-	-	-	-	-	-	-	-	-	-	-	-	-	14	-
Adjusted EBITDA	$ 210	$ 294	$ 299	$ 246	$ 236	$ 293	$ 295	$ 89	$ 99	$ 314	$ 218	$ 145	$ 110	$ 37	$ 31	$ 119	$ 140

[1] Sotheby's International Realty

[2] Noortman Master Paintings

49

50 Appendix Add: Acquisition earn-out compensation expense, net of tax Add: Contractual severance agreement charges (net), net of tax Add: Leadership transition severance costs, net of tax Add: Voluntary separation incentive program charges (net), net of tax Add: CEO separation and transition costs, net of tax Add: Restructuring charges (net), net of tax Add: Income tax expense related to repatriation of pre-2014 foreign earnings Add: Special charges, net of tax Add: Extinguishment of debt, net of tax Add: Antitrust related matters, net of tax Add: Impairment loss - NMP1, net of tax Add: Life insurance recovery - NMP1, net of tax Add: Gain on sale of land and building, net of tax Add: Credit facility termination costs, net of tax Add: Cumulative effect of change in accounting principle, net of tax Add: License fee revenue - SIR2, net of tax Add: License fee agreement expenses - SIR2, net of tax Add: Loss (income) from discontinued operations - SIR2, net of tax Add: Costs related to previous employee retention programs, net of tax Add: Losses related to sothebys.com business, net of tax 1 Noortman Master Paintings 2 Sotheby's International Realty